POWER OF ATTORNEY

         The undersigned hereby appoints each of Monica R. Landry, Thomas F. Steyer and Mark C. Wehrly his true and lawful attorney-in-fact and agent to execute and file with the Securities and Exchange Commission any Form 3, Form 4 or Form 5, any amendments thereto or any related documentation which may be required to be filed in his individual capacity as a managing member of Noonday Asset Management LLP, and granting unto each said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing which he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof. The authority of each of Monica R. Landry, Thomas F. Steyer and Mark C. Wehrly under this Power of Attorney shall continue with respect to the undersigned until the undersigned is no longer required to file Forms 3, Forms 4 or Forms 5 unless revoked earlier in writing.

                                                   /s/ Lars E. Bane
Date: August 8, 2006                               ------------------------
                                                   Name: Lars E. Bane

                               POWER OF ATTORNEY

         The undersigned hereby appoints each of Monica R. Landry, Thomas F. Steyer and Mark C. Wehrly his true and lawful attorney-in-fact and agent to execute and file with the Securities and Exchange Commission any Form 3, Form 4 or Form 5, any amendments thereto or any related documentation which may be required to be filed in his individual capacity as a managing member of Noonday Asset Management LLP, and granting unto each said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing which he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof. The authority of each of Monica R. Landry, Thomas F. Steyer and Mark C. Wehrly under this Power of Attorney shall continue with respect to the undersigned until the undersigned is no longer required to file Forms 3, Forms 4 or Forms 5 unless revoked earlier in writing.

                                                   /s/ Nicolas Giauque
Date: August 14, 2006                              -------------------------
                                                   Name: Nicolas Giauque

                               POWER OF ATTORNEY

         The undersigned hereby appoints each of Monica R. Landry, Thomas F. Steyer and Mark C. Wehrly his true and lawful attorney-in-fact and agent to execute and file with the Securities and Exchange Commission any Form 3, Form 4 or Form 5, any amendments thereto or any related documentation which may be required to be filed in his individual capacity as a managing member of Noonday Asset Management LLP, and granting unto each said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing which he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof. The authority of each of Monica R. Landry, Thomas F. Steyer and Mark C. Wehrly under this Power of Attorney shall continue with respect to the undersigned until the undersigned is no longer required to file Forms 3, Forms 4 or Forms 5 unless revoked earlier in writing.

                                                    /s/ Davide Leone
Date: August 8, 2006                                -----------------------
                                                    Name: Davide Leone

                                POWER OF ATTORNEY

         The undersigned hereby appoints each of Monica R. Landry, Thomas F. Steyer and Mark C. Wehrly its true and lawful attorney-in-fact and agent to execute and file with the Securities and Exchange Commission any Form 3, Form 4 or Form 5, any amendments thereto or any related documentation which may be required to be filed or executed in its capacity as subadviser to certain accounts managed by Farallon Capital Management, L.L.C. and certain partnerships and limited liability companies for which Farallon Partners, L.L.C. serves as the general partner and the managing member, respectively, and granting unto each said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing which it might or could do, hereby ratifying and confirming all that each said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. The authority of each of Monica R. Landry, Thomas F. Steyer and Mark C. Wehrly under this Power of Attorney shall continue with respect to the undersigned until the undersigned is no longer required to file Forms 3, Forms 4 or Forms 5 unless revoked earlier in writing.


Date: August 8, 2006                          NOONDAY ASSET MANAGEMENT LLP

                                              By:    Noonday Capital Limited,
                                                     its Senior Managing Member


                                               /s/ Andrew J.M. Spokes
                                              -------------------------------
                                              Name:  Andrew J.M. Spokes
                                              Title:   Authorized Signatory

                                POWER OF ATTORNEY

         The undersigned hereby appoints each of Monica R. Landry, Thomas F. Steyer and Mark C. Wehrly its true and lawful attorney-in-fact and agent to execute and file with the Securities and Exchange Commission any Form 3, Form 4 or Form 5, any amendments thereto or any related documentation which may be required to be filed or executed in its capacity as senior managing member of Noonday Asset Management LLP, and granting unto each said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing which it might or could do, hereby ratifying and confirming all that each said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. The authority of each of Monica R. Landry, Thomas F. Steyer and Mark C. Wehrly under this Power of Attorney shall continue with respect to the undersigned until the undersigned is no longer required to file Forms 3, Forms 4 or Forms 5 unless revoked earlier in writing.


Date: August 8, 2006                        NOONDAY CAPITAL LIMITED

                                            /s/ Andrew J.M. Spokes
                                            ---------------------------------
                                            Name:  Andrew J.M. Spokes
                                            Title:   Authorized Signatory

                               POWER OF ATTORNEY

         The undersigned hereby appoints each of Monica R. Landry, Thomas F. Steyer and Mark C. Wehrly his true and lawful attorney-in-fact and agent to execute and file with the Securities and Exchange Commission any Form 3, Form 4 or Form 5, any amendments thereto or any related documentation which may be required to be filed in his individual capacity as a managing member of Noonday Asset Management LLP and the chairman of Noonday Capital Limited, and granting unto each said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing which he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof. The authority of each of Monica R. Landry, Thomas F. Steyer and Mark C. Wehrly under this Power of Attorney shall continue with respect to the undersigned until the undersigned is no longer required to file Forms 3, Forms 4 or Forms 5 unless revoked earlier in writing.

                                                   /s/ Andrew J.M. Spokes
Date: August 8, 2006                               ----------------------------
                                                   Name: Andrew J.M. Spokes